UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 6, 2014

AMEDICA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-33624	84-1375299
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1885 West 2100 South Salt Lake City, UT	84119
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (801) 839-3500

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 6, 2014 the Board of Directors (the “Board”) of Amedica Corporation (the “Company”) appointed Eric A. Stookey to the Board.

Prior to joining the Company’s Board, Mr. Stookey, age 44, served as the President of the Extremities-Biologics division at Wright Medical Group Inc. until August 2014. Mr. Stookey also served in various other marketing and sales positions at Wright Medical Group Inc. since 1995, including as the Senior Vice President and Chief Commercial Officer from January 2010 to November 2011, as the Vice President North American Sales from 2007 to January 2010, as the Vice President US Sales from 2005 until 2007, as the Senior Director of Sales, Central Region, from 2003 to 2005 and as the Director of Marketing for Large Joint Reconstruction Products from 2001 to 2003. He was also employed by DePuy Orthopedics, Inc. from 1993 to 1995. Mr. Stookey earned his MBA from Christian Brothers University and his Bachelor of Science in Business from the Indiana University School of Business.

Mr. Stookey will serve as a Class II director, which class will stand for re-election at the 2016 annual meeting of stockholders. Mr. Stookey was also appointed to the Board’s Audit and Compensation Committees.

As a non-employee director, Mr. Stookey is entitled to receive the same compensation paid by the Company to each of its non-employee directors as described under “Director Compensation” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013 filed with the Securities and Exchange Commission on March 31, 2014, which description is incorporated herein by reference. Mr. Stookey entered into the Company’s standard indemnification agreement, the form of which was filed as an exhibit to the Company’s registration statement on Form S-1/A filed on December 20, 2013, as amended (Registration No. 333-192232).

The Board has determined that Mr. Stookey satisfies the definition of “independent director” and the requirements for service on the Board’s Audit Committee and Compensation Committee under the Nasdaq listing standards.

On October 7, 2014, the Company issued a press release announcing the appointment of Mr. Stookey to the Board. A copy of the press release is filed with this Form 8-K as Exhibit 99.1.

Item 9.01     Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
99.1	Press Release, dated October 7, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMEDICA CORPORATION

Date: October 7, 2014	/s/Kevin Ontiveros
Kevin Ontiveros Chief Legal Officer